Delaware Investments® Family of Funds

Supplement to the current Prospectuses for each Fund
(each, a "Fund," and together, the "Funds")

The following supplements the information about the Funds' investment manager, Delaware Management Company (the "Manager"), included in the Funds' prospectuses.

In a press release on August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including the Manager, a series of Delaware Management Business Trust, to Macquarie Group, a global provider of banking, financial, advisory, investment and fund management services (the “Transaction”). On January 4, 2010, the Transaction was completed and the new investment advisory agreements between the Funds and the Manager that were approved by the shareholders became effective.

All references to Lincoln Financial Group and Lincoln National Corporation are removed from the prospectuses.

As of the close of the Transaction, the services provided by Lincoln Financial Distributors, Inc., described under “Who’s who” and “Payments to intermediaries,” are now being provided by Delaware Distributors, L.P. All references to “Lincoln Financial Distributors, Inc.” shall be replaced with “Delaware Distributors, L.P.” or “Distributor,” as appropriate.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated January 4, 2010.